ABG Profit Participation Arrangement	6 Months Ended
Jun. 30, 2019
Text Block [Abstract]
ABG Profit Participation Arrangement

14.    ABG Profit Participation Arrangement

On January 14, 2019, the Company entered into a Profit Participation Arrangement with ABG Intermediate Holdings 2, LLC (“ABG”) that offers the Company: (i) participation rights in up to 49% of the net (i.e. post-expense) cannabis revenues from certain existing ABG brands in perpetuity, (ii) guaranteed minimum receipt of $10,000 annually for ten years (prorated based on total consideration paid to ABG) in quarterly payments for participation rights, (iii) preferred supplier rights of all cannabinoid ingredients for products under cannabis-related licenses of certain existing ABG brands in perpetuity, (iv) preferred royalty rates for the Company to license and develop cannabis products for certain existing ABG brands, and (v) first negotiation and matching rights related to participation rights in net cannabis revenues for any additional brands acquired by ABG after entering into the Profit Participation Arrangement.

As consideration for this arrangement, the Company issued 840,107 shares of Class 2 common stock and paid $20,000 in cash in January 2019, paid $13,333 in cash in February 2019, and issued 840,107 shares of Class 2 common stock in March 2019. Under the terms of the arrangement, the Company shall pay $83,333, in a combination of Class 2 common stock and up to $16,667 in cash at ABG’s election, upon certain triggers relating to the regulatory status of tetrahydrocannabinol (“THC”) in the United States or receipt of $5,000 in participation rights distributions from cannabis products containing THC outside the United States, in accordance with terms outlined in the arrangement. The Company will record a liability related to this contingent payment when the triggers are met and the consideration becomes payable.

Since the arrangement conveys a right for the Company to receive guaranteed minimum cash from ABG over ten years, it meets the definition of a loan pursuant to ASC 310 “Receivables”. As of June 30, 2019, $435 was recorded in other receivables and $6,910 in deposits and other assets for the current and non-current portions of the loans relating to cash paid to ABG. The portion of the loans relating to shares issued to ABG of $30,292 is recorded within additional paid-in capital as of June 30, 2019. The allocation of the loans between the asset and equity portions was determined on a relative fair value basis. As the loans have no stated interest rate, fair value was determined using the present value of the expected cash flows at a 12% discount rate, which reflects an appropriate market rate for each loan at the time it was issued. Interest on the loan is calculated using the effective interest rate method and recognized in finance income from ABG Profit Participation Arrangement on the Condensed Consolidated Statements of Net Loss and Comprehensive Loss for the portion of the loan relating to cash paid to ABG, and in additional paid-in capital on the Condensed Consolidated Balance Sheets for the portion relating to shares issued to ABG.

As of June 30, 2019, the Company recorded intangible assets with indefinite life in the amount of $119,366 for the participation rights, preferred supplier rights, and preferred royalty rights under the Profit Participation Arrangement, as described above. The cost of these intangible assets was calculated using the fair value of the cash paid and shares issued, less the fair value attributable to the loan described above. During the three months ended June 30, 2019, the Company reversed the deferred tax liability of $31,730 that should not be recorded as part of these intangible assets.